UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 12, 2017

INOVIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 W. Germantown Pike, Suite 110 Plymouth Meeting, Pennsylvania	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 440-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Form 8-K report Inovio Pharmaceuticals, Inc. (the “Company”) filed on March 9, 2017, Nancy J. Wysenski’s service on the Company’s Board of Directors (the “Board”) concluded effective as of the election of directors at the Company’s 2017 Annual Meeting of Stockholders held on May 12, 2017.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders on May 12, 2017. The following are the voting results for each matter voted upon:

Proposal 1: The election of the following nominees as directors of the Company to serve until the Company’s 2018 Annual Meeting of Stockholders and until their successors are elected.

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Avtar S. Dhillon	19,458,978	6,473,291	29,958,886
J. Joseph Kim	24,723,551	1,208,718	29,958,886
Simon X. Benito	24,316,572	1,615,697	29,958,886
George W. Bickerstaff	25,025,581	906,688	29,958,886
Ángel Cabrera	22,491,406	3,440,863	29,958,886
Morton Collins	24,858,767	1,073,502	29,958,886
Adel A.F. Mahmoud	24,707,832	1,224,437	29,958,886
David B. Weiner	24,980,950	951,319	29,958,886

Proposal 2: The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes

54,442,488	1,139,074	309,593	0

Proposal 3: The approval, by a non-binding vote, of the compensation of the Company’s named executive officers described in the Company’s proxy statement with respect to the annual meeting.

For	Against	Abstain	Broker Non-Votes

23,094,151	2,426,098	412,020	29,958,886

Proposal 4: The determination, by a non-binding vote, of three years as the frequency with which the Company will submit to its stockholders for approval the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain

12,186,089	1,055,461	12,407,447	283,272

Even though the alternative for “three years” received the most votes, the Board has determined that the Company intends to submit to its stockholders for approval, on a non-binding basis, the compensation of the Company’s named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer

Date: May 16, 2017